EXHIBIT A
                                                                      ---------


                            AGREEMENT OF JOINT FILING

         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock, par value $0.01 per share, and Series E Preferred Stock, par value $0.01 per share, of OptiMark Holdings, Inc. and that this Agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

         IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of January __, 2001.

                                             SOFTBANK CAPITAL PARTNERS LP
                                             By: SOFTBANK CAPITAL PARTNERS LLC,
                                                      General Partner


                                             By: /s/ Steven J. Murray
                                                --------------------------------
                                                  Name:    Steven J. Murray
                                                  Title:   Administrative Member


                                             SOFTBANK CAPITAL PARTNERS LLC,


                                             By: /s/ Steven J. Murray
                                                --------------------------------
                                                  Name:    Steven J. Murray
                                                  Title:   Administrative Member


                                             SOFTBANK CAPITAL PARTNERS
                                             INVESTMENT INC.


                                             By: /s/ Steven J. Murray
                                                --------------------------------
                                                   Name:    Steven J. Murray
                                                   Title:   Treasurer


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                                             RONALD D. FISHER


                                             By: /s/ Ronald D. Fisher
                                                --------------------------------
                                                    Name: Ronald D. Fisher


                                             CHARLES R. LAX


                                             By: /s/ Charles R. Lax
                                                --------------------------------
                                                    Name: Charles R. Lax


                                             SOFTBANK HOLDINGS INC.


                                             By: /s/ Stephen A. Grant
                                                --------------------------------
                                                    Name: Stephen A. Grant
                                                    Title:  Secretary


                                             SOFTBANK CORP.


                                             By: /s/ Stephen A. Grant
                                                --------------------------------
                                                    Name: Stephen A. Grant
                                                    Title:  Attorney-in-Fact


                                             MASAYOSHI SON


                                             By: /s/ Stephen A. Grant
                                                --------------------------------
                                                    Name: Stephen A. Grant
                                                    Title:  Attorney-in-Fact




                                Page 2 of 2 Pages